UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 27, 2006

MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24487	77-0322161
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation or Organization)

1225 Charleston Road
Mountain View, CA 94043
(Address of Principal Executive Offices, including zip code)

(650) 567-5000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 27, 2006, the Company's Board of Directors amended the Company's By-Laws to be effective on July 27, 2006. The amendment adds new language providing that any director elected to fill a vacancy by the directors then in office will be appointed to the class standing for election at the next annual meeting of stockholders, and makes conforming changes to relevant sections of the By-Laws.

A copy of the Amended and Restated By-Laws is attached as Exhibit 3.2 to this Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(d)       Exhibits

            3.2     Amended and Restated By-Laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2006

MIPS TECHNOLOGIES, INC.
(Registrant)

By: /s/ MERVIN S. KATO
Mervin S. Kato
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated By-Laws.